UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2010

Allegiant Travel Company

(Exact name of registrant as specified in its charter)

Nevada	001-33166	20-4745737
(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

8360 S. Durango Drive, Las Vegas, NV	89113
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (702) 851-7300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1       Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On March 3, 2010, a wholly-owned subsidiary of Allegiant Travel Company (the “Company”) entered into an agreement with AerCap Partners I Limited for the purchase of six Boeing 757 aircraft for delivery between 2010 and 2012. The Company expects that the all-in cost of placing such aircraft into service, including the acquisition price, required induction costs and other necessary modifications, will be between $75.0 million and $90.0 million for all six aircraft.

Any forward-looking statements are based on information available to the Company today and the Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise.

Section 7       Regulation FD

Item 7.01               Regulation FD.

The Company is furnishing under Item 7.01 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report. The Exhibit contains certain information about the Company, its financial and operating results, competitive position, fleet strategy and business strategy. This information is being presented at meetings with investors or is otherwise being made available to interested parties. Statements in the presentation included as Exhibit 99.1 regarding the airline industry and market conditions for aircraft are based on management’s views of current market conditions.

The information in Sections 7 and 9 of this Current Report on Form 8-K, including the information set forth in the Exhibit, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. As such, this information shall not be incorporated by reference into any of the Company’s reports or other filings made with the Securities and Exchange Commission.

Forward-Looking Statements: Under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, statements included in the presentation that are not historical facts are forward-looking statements. These forward-looking statements are only estimates or predictions based on management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include statements regarding delivery and service dates for aircraft under contract, the cost to ready these aircraft for service, future service to be offered, the ability to obtain regulatory approvals, business strategies, competitive position, industry environment and potential growth opportunities. Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate” or similar expressions.

Forward-looking statements involve risks, uncertainties and assumptions. Actual results may differ materially from those expressed in the forward-looking statements. Important risk factors that could cause the Company’s results to differ materially from those expressed in the forward-looking statements generally may be found in the Company’s periodic reports filed with the Securities and Exchange Commission at www.sec.gov. These risk factors include, without limitation, the effect of the economic downturn on leisure travel, increases in fuel prices, terrorist attacks, risks inherent to airlines, demand for air services to our leisure destinations from the markets served by the Company, the Company’s ability to implement its growth strategy, possible unionization efforts, the Company’s dependence on its leisure destination markets, the ability to add, renew or replace gate leases, the competitive environment, problems with the Company’s aircraft, dependence on fixed fee customers, the Company’s reliance on its automated systems, economic and other conditions in markets in which the Company operates, governmental regulation, increases in maintenance costs and cyclical and seasonal fluctuations in operating results.

Any forward-looking statements are based on information available to the Company today and the Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise.

Section 9       Financial Statements and Exhibits

Item 9.01               Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits

Exhibit No.	Description of Document

99.1	Management Presentation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Allegiant Travel Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 8, 2010	ALLEGIANT TRAVEL COMPANY

	By:	/s/ Andrew C. Levy
Name: Andrew C. Levy
Title: President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Document
99.1	Management Presentation.